Exhibit (q).

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2017

/s/ Manuel H. Johnson

Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2017

/s/ W. Allen Reed

W. Allen Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2017

/s/ Michael E. Nugent

Michael E. Nugent

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2017

/s/ Joseph J. Kearns

Joseph J. Kearns

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2017

/s/ Fergus Reid

Fergus Reid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2017

/s/ Kathleen A. Dennis

Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2017

/s/ Michael F. Klein

Michael F. Klein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2017

/s/ Frank L. Bowman

Frank L. Bowman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Jakki Lynn Haussler, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2017

/s/ Jakki Lynn Haussler

Jakki Lynn Haussler

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Nancy C. Everett, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2017

/s/ Nancy C. Everett

Nancy C. Everett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Patricia Maleski, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2017

/s/ Patricia A. Maleski

Patricia A. Maleski

Appendix A

March 2017

Institutional and Retail Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Morgan Stanley Institutional Fund, Inc.	161, 162, 163, 164, 165, 166, 167, 168, 169, 170, 171, 172 to Form N-1A
Morgan Stanley Institutional Fund Trust	157, 158, 159, 160, 161, 162, 163, 164, 165, 166, 167, 168 to Form N-1A
Morgan Stanley Global Fixed Income Opportunities Fund	49, 50, 51, 52, 53, 54, 55, 56, 57, 58, 59, 60 to Form N-1A
Morgan Stanley Mortgage Securities Trust	49, 50, 51, 52, 53, 54, 55, 56, 57, 58, 59, 60 to Form N-1A
Morgan Stanley European Equity Fund Inc.	47, 48, 49, 50, 51, 52, 53, 54, 55, 56, 57, 58 to Form N-1A
Morgan Stanley Institutional Liquidity Funds	29, 30, 31, 32, 33, 34, 35 to Form N-1A
Morgan Stanley Multi Cap Growth Trust	46, 47, 48, 49, 50, 51, 52, 53, 54, 55, 56 to Form N-1A
Morgan Stanley U.S. Government Securities Trust	50, 51, 52, 53, 54, 55, 56, 57, 58, 59, 60, 61 to Form N-1A
Morgan Stanley California Tax-Free Daily Income Trust	43, 44, 45, 46, 47, 48, 49, 50 to Form N-1A
Morgan Stanley New York Municipal Money Market Trust	40, 41, 42, 43, 44, 45, 46, 47 to Form N-1A
Morgan Stanley Tax-Free Daily Income Trust	55, 56, 57, 58, 59, 60, 61, 62, 63 to Form N-1A
Morgan Stanley U.S. Government Money Market Trust	50, 51, 52, 53, 54, 55, 56, 57 to Form N-1A
Morgan Stanley Variable Insurance Fund, Inc. (fka Universal Institutional Funds, Inc.)	64, 65, 66, 67, 68, 69, 70, 71 to Form N-1A
Morgan Stanley Select Dimensions Investment Series	42, 43, 44, 45, 46, 47, 48, 49, 50 to Form N-1A
Morgan Stanley Variable Investment Series	60, 61, 62, 63, 64, 65, 66, 67, 68 to Form N-1A